EXHIBIT 99

                        Collateral Stratification Report
                                     ALTA30
                                     ALTA30
--------------------------------------------------------------------------------

Pool Summary                         COUNT               UPB        %
----------------------------------------------------------------------
Conforming                             355    $55,438,190.27    41.81%
Non Conforming                         168     77,172,299.88    58.19
----------------------------------------------------------------------
Total:                                 523   $132,610,490.15   100.00%
----------------------------------------------------------------------
Data as of Date: 2003-05-01
AVG UPB: $253,557.34
GROSS WAC: 6.3908%
NET WAC: 6.141%
% SF/PUD: 82.29%
% FULL/ALT: 28.61%
% CASHOUT: 24.58%
% BUYDOWN: 2.06%
% LTV > 80 NO MI: 0.28%
WA LTV: 72.17%
% FICO > 679: 40.90%
% NO FICO: 0.64%
WA FICO: 678
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.00%
CALIFORNIA %: 20.28%
----------------------------------------------------------------------

Original Balance                     COUNT               UPB        %    WA LTV
--------------------------------------------------------------------------------
$0.01 - $50,000.00                      21       $798,877.85     0.60%    72.83%
$50,000.01 - $100,000.00               102      7,821,809.33     5.90     77.97
$100,000.01 - $150,000.00               81      9,972,623.05     7.52     77.04
$150,000.01 - $200,000.00               54      9,569,634.00     7.22     77.86
$200,000.01 - $250,000.00               36      8,155,614.11     6.15     73.22
$250,000.01 - $300,000.00               29      7,910,515.27     5.97     77.71
$300,000.01 - $350,000.00               43     14,152,956.44    10.67     77.72
$350,000.01 - $400,000.00               54     20,333,065.81    15.33     67.99
$400,000.01 - $450,000.00               38     16,284,016.90    12.28     70.08
$450,000.01 - $500,000.00               18      8,581,711.51     6.47     67.95
$500,000.01 - $550,000.00               16      8,425,006.92     6.35     70.08
$550,000.01 - $600,000.00                8      4,502,740.13     3.40     71.04
$600,000.01 - $650,000.00               14      8,855,867.81     6.68     70.51
$650,000.01 - $700,000.00                3      2,032,088.66     1.53     71.61
$700,000.01 - $750,000.00                1        750,000.00     0.57     51.72
$750,000.01 - $800,000.00                1        773,800.00     0.58     61.90
$850,000.01 - $900,000.00                1        873,282.78     0.66     51.93
$900,000.01 - $950,000.00                2      1,819,879.58     1.37     47.26
$950,000.01 - $1,000,000.00              1        997,000.00     0.75     71.99
--------------------------------------------------------------------------------
Total:                                 523   $132,610,490.15   100.00%    72.17%
--------------------------------------------------------------------------------
Minimum: $25,300.00
Maximum: $997,000.00
Average: $254,144.08
--------------------------------------------------------------------------------


The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
--------------------------------------------------------------------------------
                           May 15, 2003 15:18                        Page 1 of 8

                        Collateral Stratification Report
                                     ALTA30
                                     ALTA30
--------------------------------------------------------------------------------

Unpaid Balance                       COUNT               UPB        %
----------------------------------------------------------------------
$1.01 - $250,000.00                    294    $36,318,558.34    27.39%
$250,000.01 - $300,000.00               29      7,910,515.27     5.97
$300,000.01 - $350,000.00               44     14,502,352.66    10.94
$350,000.01 - $400,000.00               53     19,983,669.59    15.07
$400,000.01 - $450,000.00               38     16,284,016.90    12.28
$450,000.01 - $500,000.00               18      8,581,711.51     6.47
$500,000.01 - $550,000.00               16      8,425,006.92     6.35
$550,000.01 - $600,000.00                8      4,502,740.13     3.40
$600,000.01 - $650,000.00               14      8,855,867.81     6.68
$650,000.01 - $700,000.00                3      2,032,088.66     1.53
$700,000.01 - $750,000.00                1        750,000.00     0.57
$750,000.01 - $800,000.00                1        773,800.00     0.58
$850,000.01 - $900,000.00                2      1,769,562.36     1.33
$900,000.01 - $950,000.00                1        923,600.00     0.70
$950,000.01 - $1,000,000.00              1        997,000.00     0.75
----------------------------------------------------------------------
Total:                                 523   $132,610,490.15   100.00%
----------------------------------------------------------------------
Minimum: $13,544.84
Maximum: $997,000.00
Average: $253,557.34
----------------------------------------------------------------------

Gross Rate                           COUNT               UPB        %
----------------------------------------------------------------------
5.126% - 5.250%                          2       $937,015.00     0.71%
5.376% - 5.500%                          2        949,080.14     0.72
5.626% - 5.750%                         27     10,349,106.61     7.80
5.751% - 5.875%                         19      6,870,849.30     5.18
5.876% - 6.000%                         47     13,828,558.75    10.43
6.001% - 6.125%                         37     11,750,132.45     8.86
6.126% - 6.250%                         83     25,276,782.63    19.06
6.251% - 6.375%                         45     11,106,703.64     8.38
6.376% - 6.500%                         60     15,508,239.30    11.69
6.501% - 6.625%                         35      6,837,108.89     5.16
6.626% - 6.750%                         44      8,512,553.39     6.42
6.751% - 6.875%                         24      4,569,767.40     3.45
6.876% - 7.000%                         18      4,585,585.07     3.46
7.001% - 7.125%                          8        928,947.43     0.70
7.126% - 7.250%                         12      2,281,977.46     1.72
7.251% - 7.375%                         12      2,188,026.42     1.65
7.376% - 7.500%                         11      1,419,933.01     1.07
7.501% - 7.625%                          6        549,258.89     0.41
7.626% - 7.750%                          7      1,229,487.46     0.93
7.751% - 7.875%                          7        784,222.07     0.59
7.876% - 8.000%                          5        637,789.23     0.48
8.001% - 8.125%                          1        416,000.00     0.31
8.126% - 8.250%                          3        312,132.48     0.24
8.251% - 8.375%                          2        104,807.24     0.08
8.376% - 8.500%                          4        454,555.64     0.34
8.626% - 8.750%                          2        221,870.25     0.17
----------------------------------------------------------------------
Total:                                 523   $132,610,490.15   100.00%
----------------------------------------------------------------------
Minimum: 5.250%
Maximum: 8.750%
Weighted Average: 6.391%
----------------------------------------------------------------------


The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
--------------------------------------------------------------------------------
                           May 15, 2003 15:18                        Page 2 of 8

                        Collateral Stratification Report
                                     ALTA30
                                     ALTA30
--------------------------------------------------------------------------------

Net Rate                             COUNT               UPB        %
----------------------------------------------------------------------
4.751% - 5.000%                          2       $937,015.00     0.71%
5.001% - 5.250%                          2        949,080.14     0.72
5.251% - 5.500%                         27     10,349,106.61     7.80
5.501% - 5.750%                         66     20,699,408.05    15.61
5.751% - 6.000%                        120     37,026,915.08    27.92
6.001% - 6.250%                        105     26,614,942.94    20.07
6.251% - 6.500%                         79     15,349,662.28    11.57
6.501% - 6.750%                         42      9,155,352.47     6.90
6.751% - 7.000%                         20      3,210,924.89     2.42
7.001% - 7.250%                         23      3,607,959.43     2.72
7.251% - 7.500%                         13      1,778,746.35     1.34
7.501% - 7.750%                         12      1,422,011.30     1.07
7.751% - 8.000%                          4        728,132.48     0.55
8.001% - 8.250%                          6        559,362.88     0.42
8.251% - 8.500%                          2        221,870.25     0.17
----------------------------------------------------------------------
Total:                                 523   $132,610,490.15   100.00%
----------------------------------------------------------------------
Minimum: 5.000%
Maximum: 8.500%
Weighted Average: 6.141%
----------------------------------------------------------------------

Original Term to Maturity            COUNT               UPB        %
----------------------------------------------------------------------
181 - 240                                7     $1,038,717.53     0.78%
241 - 300                                4        398,824.73     0.30
360 - 360                              512    131,172,947.89    98.92
----------------------------------------------------------------------
Total:                                 523   $132,610,490.15   100.00%
----------------------------------------------------------------------
Minimum: 240
Maximum: 360
Weighted Average: 359
----------------------------------------------------------------------

Remaining Term to Stated Maturity    COUNT               UPB        %
----------------------------------------------------------------------
181 - 240                                7     $1,038,717.53     0.78%
241 - 300                                4        398,824.73     0.30
301 - 359                              330     71,729,325.11    54.09
360 - 360                              182     59,443,622.78    44.83
----------------------------------------------------------------------
Total:                                 523   $132,610,490.15   100.00%
----------------------------------------------------------------------
Minimum: 236
Maximum: 360
Weighted Average: 357
----------------------------------------------------------------------

Seasoning                            COUNT               UPB        %
----------------------------------------------------------------------
<= 0                                   183    $59,888,622.78    45.16%
1 - 1                                  102     18,923,886.93    14.27
2 - 2                                  104     21,008,064.50    15.84
3 - 3                                   38      8,775,056.63     6.62
4 - 4                                   24      5,016,140.39     3.78
5 - 5                                   30      5,593,988.65     4.22
6 - 6                                   13      3,873,869.98     2.92
7 - 12                                  20      5,448,423.14     4.11
13 - 24                                  6      2,481,345.77     1.87
25 - 36                                  3      1,601,091.38     1.21
----------------------------------------------------------------------
Total:                                 523   $132,610,490.15   100.00%
----------------------------------------------------------------------
Minimum: 0
Maximum: 31
Weighted Average: 2
----------------------------------------------------------------------


The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
--------------------------------------------------------------------------------
                           May 15, 2003 15:18                        Page 3 of 8

                        Collateral Stratification Report
                                     ALTA30
                                     ALTA30
--------------------------------------------------------------------------------

FICO Scores                          COUNT               UPB        %
----------------------------------------------------------------------
0 - 0                                    6       $843,798.38     0.64%
440 - 449                                1         93,200.25     0.07
510 - 519                                1        466,893.00     0.35
530 - 539                                1        143,869.59     0.11
550 - 559                                3        643,081.51     0.48
560 - 569                                4      2,027,976.78     1.53
570 - 579                                4      1,026,953.18     0.77
580 - 589                                3      1,000,616.43     0.75
590 - 599                                7      2,828,671.52     2.13
600 - 609                               11      4,595,345.76     3.47
610 - 619                               10      4,030,530.43     3.04
620 - 629                               26      7,144,263.47     5.39
630 - 639                               28      6,034,690.26     4.55
640 - 649                               21      5,949,980.31     4.49
650 - 659                               39     10,705,734.52     8.07
660 - 669                               49     14,261,792.41    10.75
670 - 679                               50     16,577,452.68    12.50
680 - 689                               37      7,698,432.13     5.81
690 - 699                               39      7,528,949.14     5.68
700 - 709                               19      3,030,763.13     2.29
710 - 719                               32      6,352,800.81     4.79
720 - 729                               21      3,208,506.98     2.42
730 - 739                               23      3,781,549.10     2.85
740 - 749                               26      6,419,161.71     4.84
750 - 759                               19      4,577,406.86     3.45
760 - 769                               15      4,627,787.49     3.49
770 - 779                               13      3,379,626.79     2.55
780 - 789                                7      2,179,384.96     1.64
790 - 799                                5        930,954.59     0.70
800 - 809                                3        520,315.98     0.39
----------------------------------------------------------------------
Total:                                 523   $132,610,490.15   100.00%
----------------------------------------------------------------------
Minimum: 0
Maximum: 809
Weighted Average: 678
----------------------------------------------------------------------

Loan To Value Ratio                  COUNT               UPB        %
----------------------------------------------------------------------
10.01% - 15.00%                          1        $50,795.39     0.04%
15.01% - 20.00%                          2         84,824.86     0.06
25.01% - 30.00%                          4      1,490,027.91     1.12
30.01% - 35.00%                          6      1,438,245.17     1.08
35.01% - 40.00%                          4      1,246,142.79     0.94
40.01% - 45.00%                         10      2,653,425.25     2.00
45.01% - 50.00%                          9      2,670,974.32     2.01
50.01% - 55.00%                         16      5,585,582.75     4.21
55.01% - 60.00%                         22      6,698,057.41     5.05
60.01% - 65.00%                         37     11,195,100.63     8.44
65.01% - 70.00%                         78     21,611,869.21    16.30
70.01% - 75.00%                         60     17,311,567.34    13.05
75.01% - 80.00%                        156     41,192,195.40    31.06
80.01% - 85.00%                          5      1,134,721.96     0.86
85.01% - 90.00%                         54      9,281,389.80     7.00
90.01% - 95.00%                         28      4,655,937.17     3.51
95.01% - 100.00%                        31      4,309,632.79     3.25
----------------------------------------------------------------------
Total:                                 523   $132,610,490.15   100.00%
----------------------------------------------------------------------
Minimum: 11.21%
Maximum: 100.00%
Weighted Average: 72.17%
----------------------------------------------------------------------


The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
--------------------------------------------------------------------------------
                           May 15, 2003 15:18                        Page 4 of 8

                        Collateral Stratification Report
                                     ALTA30
                                     ALTA30
--------------------------------------------------------------------------------

Comb Loan To Value Ratio             COUNT               UPB        %
----------------------------------------------------------------------
<= 0.00%                               386    $99,465,530.51    75.01%
15.01% - 20.00%                          2         84,824.86     0.06
25.01% - 30.00%                          1        129,864.27     0.10
30.01% - 35.00%                          2        646,963.34     0.49
35.01% - 40.00%                          1        155,542.79     0.12
40.01% - 45.00%                          3      1,247,892.44     0.94
45.01% - 50.00%                          1        219,581.42     0.17
50.01% - 55.00%                          5      1,718,879.85     1.30
55.01% - 60.00%                          8      2,214,850.67     1.67
60.01% - 65.00%                         12      3,133,027.22     2.36
65.01% - 70.00%                         12      3,649,840.61     2.75
70.01% - 75.00%                         12      2,846,534.64     2.15
75.01% - 80.00%                         44     10,658,409.07     8.04
80.01% - 85.00%                          2        434,256.04     0.33
85.01% - 90.00%                         19      3,882,613.06     2.93
90.01% - 95.00%                         12      1,858,564.51     1.40
95.01% - 100.00%                         1        263,314.85     0.20
----------------------------------------------------------------------
Total:                                 523   $132,610,490.15   100.00%
----------------------------------------------------------------------
Minimum: 0.00%
Maximum: 100.00%
Weighted Average: 18.12%
----------------------------------------------------------------------

DTI                                  COUNT               UPB        %
----------------------------------------------------------------------
<= 0.000%                              267    $77,594,894.15    58.51%
1.001% - 6.000%                          2        315,262.98     0.24
6.001% - 11.000%                         2        163,357.33     0.12
11.001% - 16.000%                        6      1,462,056.44     1.10
16.001% - 21.000%                       18      3,744,762.98     2.82
21.001% - 26.000%                       31      6,004,700.72     4.53
26.001% - 31.000%                       45      9,241,747.88     6.97
31.001% - 36.000%                       62     13,422,860.68    10.12
36.001% - 41.000%                       54     11,896,211.05     8.97
41.001% - 46.000%                       26      5,463,556.69     4.12
46.001% - 51.000%                        3        589,684.04     0.44
51.001% - 56.000%                        3      1,163,076.44     0.88
56.001% - 61.000%                        1        325,423.17     0.25
61.001% - 66.000%                        1        349,396.22     0.26
66.001% - 71.000%                        1        522,482.94     0.39
71.001% - 76.000%                        1        351,016.44     0.26
----------------------------------------------------------------------
Total:                                 523   $132,610,490.15   100.00%
----------------------------------------------------------------------
Minimum: 0.00%
Maximum: 74.00%
Weighted Average: 33.34%
----------------------------------------------------------------------


The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
--------------------------------------------------------------------------------
                           May 15, 2003 15:18                        Page 5 of 8

                        Collateral Stratification Report
                                     ALTA30
                                     ALTA30
--------------------------------------------------------------------------------

Geographic Concentration             COUNT               UPB        %
----------------------------------------------------------------------
California                              71    $26,890,566.92    20.28%
New York                                50     15,240,422.78    11.49
New Jersey                              47     11,763,380.31     8.87
Massachusetts                           34     11,377,519.55     8.58
Florida                                 35      7,523,389.55     5.67
Illinois                                19      5,906,058.47     4.45
Washington                              10      5,633,042.50     4.25
Virginia                                17      4,896,285.71     3.69
Ohio                                    33      4,003,413.44     3.02
Texas                                   23      3,446,432.99     2.60
Pennsylvania                            16      3,349,276.69     2.53
Maryland                                13      3,051,112.37     2.30
Connecticut                             11      2,478,661.91     1.87
Colorado                                 8      2,253,778.59     1.70
Minnesota                               10      2,182,878.92     1.65
Michigan                                15      1,572,035.32     1.19
Utah                                     5      1,415,640.23     1.07
Missouri                                10      1,336,550.92     1.01
Iowa                                     5      1,246,109.50     0.94
South Carolina                           5      1,216,828.94     0.92
Tennessee                                9      1,202,729.50     0.91
Hawaii                                   6      1,174,102.84     0.89
Rhode Island                             5        998,282.85     0.75
Indiana                                  5        966,709.23     0.73
North Carolina                           3        965,434.08     0.73
Louisiana                                7        898,865.00     0.68
Arizona                                  4        880,400.00     0.66
Georgia                                  4        844,272.97     0.64
New Hampshire                            4        838,113.18     0.63
Maine                                    5        816,085.37     0.62
Kentucky                                 4        785,180.72     0.59
Nevada                                   4        777,824.28     0.59
Wisconsin                                2        634,732.48     0.48
District of Columbia                     2        608,400.00     0.46
Nebraska                                 2        593,719.24     0.45
Idaho                                    1        556,000.00     0.42
Oregon                                   2        529,770.39     0.40
New Mexico                               3        409,186.20     0.31
Alabama                                  3        320,901.46     0.24
Arkansas                                 4        296,858.05     0.22
Oklahoma                                 1        180,328.73     0.14
Mississippi                              1        142,000.00     0.11
Montana                                  1        139,000.00     0.10
Wyoming                                  1         86,300.00     0.07
West Virginia                            1         70,000.00     0.05
Kansas                                   1         60,000.00     0.05
Vermont                                  1         51,907.97     0.04
----------------------------------------------------------------------
Total:                                 523   $132,610,490.15   100.00%
----------------------------------------------------------------------

North-South CA                       COUNT               UPB        %
----------------------------------------------------------------------
North CA                                29    $12,027,260.67     9.07%
South CA                                42     14,863,306.25    11.21
States Not CA                          452    105,719,923.23    79.72
----------------------------------------------------------------------
Total:                                 523   $132,610,490.15   100.00%
----------------------------------------------------------------------


The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
--------------------------------------------------------------------------------
                           May 15, 2003 15:18                        Page 6 of 8

                        Collateral Stratification Report
                                     ALTA30
                                     ALTA30
--------------------------------------------------------------------------------

Zip Code Concentration               COUNT               UPB        %
----------------------------------------------------------------------
92651                                    2     $1,090,509.14     0.82%
91604                                    2      1,007,562.63     0.76
10708                                    1        997,000.00     0.75
95476                                    1        923,600.00     0.70
98223                                    1        896,279.58     0.68
Other                                  516    127,695,538.80    96.29
----------------------------------------------------------------------
Total:                                 523   $132,610,490.15   100.00%
----------------------------------------------------------------------

Loan Purpose                         COUNT               UPB        %
----------------------------------------------------------------------
Rate/Term Refi                         143    $51,715,636.44    39.00%
Purchase                               222     47,558,432.57    35.86
Cash Out Refi                          150     32,598,597.70    24.58
Home Improvement                         8        737,823.44     0.56
----------------------------------------------------------------------
Total:                                 523   $132,610,490.15   100.00%
----------------------------------------------------------------------

Document Type                        COUNT               UPB        %
----------------------------------------------------------------------
Asset Verification                     181    $37,216,354.97    28.06%
Full                                   137     37,058,434.08    27.95
Limited                                 79     30,406,971.40    22.93
Streamline doc                          29     13,853,713.55    10.45
No Doc                                  70      8,841,224.18     6.67
No Income, No Asset                     20      3,553,735.17     2.68
Alt                                      4        882,286.29     0.67
Unknown                                  3        797,770.51     0.60
----------------------------------------------------------------------
Total:                                 523   $132,610,490.15   100.00%
----------------------------------------------------------------------

Property Type                        COUNT               UPB        %
----------------------------------------------------------------------
1-Family                               380   $105,526,590.97    79.58%
2-Family                                34      7,082,986.49     5.34
3-Family                                18      4,267,492.26     3.22
Condo                                   19      3,732,595.86     2.81
PUD                                     21      3,600,869.44     2.72
4-Family                                23      3,491,682.56     2.63
Low-rise Condo                          21      3,412,936.15     2.57
Condo, Mid Rise                          4      1,131,086.46     0.85
Coop                                     2        250,855.91     0.19
High-rise Condo                          1        113,394.05     0.09
----------------------------------------------------------------------
Total:                                 523   $132,610,490.15   100.00%
----------------------------------------------------------------------

Occupancy                            COUNT               UPB        %
----------------------------------------------------------------------
Primary                                415   $119,177,677.72    89.87%
Investor                                90     11,044,406.11     8.33
Secondary                               18      2,388,406.32     1.80
----------------------------------------------------------------------
Total:                                 523   $132,610,490.15   100.00%
----------------------------------------------------------------------

Prepayment Penalty                   COUNT               UPB        %
----------------------------------------------------------------------
N                                      523   $132,610,490.15   100.00%
----------------------------------------------------------------------
Total:                                 523   $132,610,490.15   100.00%
----------------------------------------------------------------------
wa TERM: 0.000
----------------------------------------------------------------------


The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
--------------------------------------------------------------------------------
                           May 15, 2003 15:18                        Page 7 of 8

                        Collateral Stratification Report
                                     ALTA30
                                     ALTA30
--------------------------------------------------------------------------------

Balloon Flag                         COUNT               UPB        %
----------------------------------------------------------------------
No                                     523   $132,610,490.15   100.00%
----------------------------------------------------------------------
Total:                                 523   $132,610,490.15   100.00%
----------------------------------------------------------------------

Mortgage Ins                         COUNT               UPB        %
----------------------------------------------------------------------
Commonwealth (CMAC)                      7     $1,065,734.13     0.80%
Curr LTV < 80%                         405    113,228,808.43    85.38
GEMIC                                   13      1,928,507.16     1.45
MGIC                                    12      1,322,066.58     1.00
None                                     2        366,010.94     0.28
PMI EXISTS (Unknown Co)                  3        219,641.35     0.17
PMI Mortgage Insurance                  15      2,764,690.20     2.08
Radian                                   2        606,323.17     0.46
United Guaranty                         64     11,108,708.19     8.38
----------------------------------------------------------------------
Total:                                 523   $132,610,490.15   100.00%
----------------------------------------------------------------------
% LTV > 80 NO MI: 0.28%
----------------------------------------------------------------------

Relocation Flag                      COUNT               UPB        %
----------------------------------------------------------------------
                                       129    $57,845,790.07    43.62%
N                                      393     74,679,967.60    56.32
Y                                        1         84,732.48     0.06
----------------------------------------------------------------------
Total:                                 523   $132,610,490.15   100.00%
----------------------------------------------------------------------


The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
--------------------------------------------------------------------------------
                           May 15, 2003 15:18                        Page 8 of 8